EXHIBIT 10.10

AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT

AND TERM LOAN AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is made this 4th day of August, 2008, by and among STANLEY, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions and lenders party hereto (the “Lenders”), and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”), and as issuing bank (the “Issuing Bank”), and STANLEY ASSOCIATES, INC., a District of Columbia corporation (“Stanley Associates”), MORGAN RESEARCH CORPORATION, an Alabama corporation (“Morgan”), OKLAHOMA ACQUISITION CORP., a Delaware corporation (“OAC”), TECHRIZON, LLC, an Oklahoma limited liability company (“Techrizon”), and OBERON ASSOCIATES, INC., a Virginia corporation (“Oberon,” and together with Stanley Associates, Morgan, OAC and Techrizon, collectively, the “Subsidiary Loan Parties,” and together with the Borrower, collectively, the “Loan Parties,” and individually, a “Loan Party”).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 10, 2007, as amended by the Supplement and Joinder Agreement, dated as of July 15, 2008, among the Borrower, the other Loan Parties and certain of the Lenders (as further amended, modified or supplemented from time to time, the “Credit Agreement”).  Capitalized terms defined in the Credit Agreement and undefined herein shall have the same defined meanings when such terms are used in this Amendment;

WHEREAS, the Borrower has also requested that the Lenders amend certain provisions of the Credit Agreement as set forth below; and

WHEREAS, the Lenders have agreed to so amend the Credit Agreement, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

AGREEMENT

1.                                       Incorporation of Recitals.  The Recitals hereto are incorporated herein by reference to the same extent and with the same force and effect as if fully set forth herein.

2.                                       Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                  The definition of “Applicable Margin” contained in Section 1.1 of the Credit Agreement is amended to include the following as the last sentence thereof, to read in its entirety as follows:

“Notwithstanding the foregoing, the Applicable Margin from August 18, 2008, until the financial statements and Compliance Certificate for the Fiscal Quarter ending September 26, 2008, are required to be delivered shall be at Level V as set forth on Schedule I.”

(b)                                 The last sentence of the definition of “Applicable Percentage” contained in Section 1.1 of the Credit Agreement is amended to include the following as the last sentence thereof, to read in its entirety as follows:

“Notwithstanding the foregoing, the Applicable Percentage for the commitment fee from August 18, 2008, until the financial statements and Compliance Certificate for the Fiscal Quarter ending September 26, 2008, are required to be delivered shall be at Level V as set forth on Schedule I.”

(c)                                  Except as specifically modified by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.

(d)                                 Each of the Borrower, the other Loan Parties, the Administrative Agent and each Lender agrees that, as of and after the Amendment Effective Date (as hereinafter defined), each reference in the Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby.

3.                                       Effectiveness of Amendment.  This Amendment and the amendments contained herein shall become effective on the date (the “Amendment Effective Date”) when each of the conditions set forth below shall have been fulfilled to the satisfaction of the Administrative Agent:

(a)                                  The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, the other Loan Parties, the Administrative Agent and the Lenders.

(b)                                 No event shall have occurred and be continuing that constitutes an Event of Default, or that would constitute an Event of Default but for the requirement that notice be given or that a period of time elapse, or both.

(c)                                  All representations and warranties of the Borrower contained in the Credit Agreement, and all representations and warranties of each other Loan Party in each Loan Document to which it is a party, shall be true and correct in all material respects at the Amendment Effective Date as if made on and as of such Amendment Effective Date.

(d)                                 The Borrower shall have delivered to the Administrative Agent (1) certified copies of evidence of all corporate and company actions taken by the Borrower and the other

Loan Parties to authorize the execution and delivery of this Amendment, (2) certified copies of any amendments to the articles or certificate of incorporation, formation or organization, bylaws, partnership certificate or operating agreement of the Borrower and each other Loan Party since the date of the Credit Agreement, (3) a certificate of incumbency for the officers or other authorized agents, members or partners of the Borrower and each other Loan Party executing this Amendment, and (4) such additional supporting documents as the Administrative Agent or counsel for the Administrative Agent reasonably may request.

(e)                                  All documents delivered pursuant to this Amendment must be of form and substance satisfactory to the Administrative Agent and its counsel, and all legal matters incident to this Amendment must be satisfactory to the Administrative Agent’s counsel.

4.                                       Amendment Only; No Novation; Modification of Loan Documents.  Each of the Borrower and each other Loan Party acknowledges and agrees that this Amendment only amends the terms of the Credit Agreement and the other Loan Documents and does not constitute a novation, and each of the Borrower and each other Loan Party ratifies and confirms the terms and provisions of, and its obligations under, the Credit Agreement and the other Loan Documents in all respects.  Each of the Borrower and each other Loan Party acknowledges and agrees that each reference in the Loan Documents to any particular Loan Document shall be deemed to be a reference to such Loan Document as amended by this Amendment.  To the extent of a conflict between the terms of any Loan Document and the terms of this Amendment, the terms of this Amendment shall control.

5.                                       Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Lenders and the Administrative Agent and their respective successors and assigns.

6.                                       No Further Amendments.  Nothing in this Amendment or any prior amendment to the Loan Documents shall require the Administrative Agent or any Lender to grant any further amendments to the terms of the Loan Documents.  Each of the Borrower and each other Loan Party acknowledges and agrees that there are no defenses, counterclaims or setoffs against any of their respective obligations under the Loan Documents.

7.                                       Representations and Warranties.  Each of the Borrower and each other Loan Party represents and warrants that this Amendment has been duly authorized, executed and delivered by it in accordance with resolutions adopted by its board of directors or comparable managing body.  All other representations and warranties made by the Borrower and each other Loan Party in the Loan Documents are incorporated by reference in this Amendment and are deemed to have been repeated as of the date of this Amendment with the same force and effect as if set forth in this Amendment, except that any representation or warranty relating to any financial statements shall be deemed to be applicable to the financial statements most recently delivered to the Administrative Agent in accordance with the provisions of the Loan Documents.  Each of the Borrower and each other Loan Party represents and warrants to the Administrative Agent, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, no Default has occurred and been continuing.

8.                                       Confirmation of Lien.  Each of the Borrower and each other Loan Party hereby acknowledges and agrees that the Collateral is and shall remain in all respects subject to the lien, charge and encumbrance of the Credit Agreement and the other Loan Documents and nothing herein contained, and nothing done pursuant hereto, shall adversely affect or be construed to adversely affect the lien, charge or encumbrance of, or conveyance effected by the Loans or the priority thereof over other liens, charges, encumbrances or conveyances.

9.                                       Fees and Expenses.  The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and its Affiliates, in connection with the preparation and administration of this Amendment.

10.                                 Severability.  Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.                                 Governing Law.  This Amendment shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of New York.  THIS AMENDMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSES SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

12.                                 Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on more than one counterpart.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective duly authorized representatives all as of the day and year first above written.

BORROWER:

STANLEY, INC., a Delaware corporation

By:	/s/ Philip O. Nolan
Name:	Philip O. Nolan
Title:	Chairman, President and CEO

SUBSIDIARY LOAN PARTIES:

STANLEY ASSOCIATES, INC.

By:	/s/ Philip O. Nolan
Name:	Philip O. Nolan
Title:	President

MORGAN RESEARCH CORPORATION

By:	/s/ Philip O. Nolan
Name:	Philip O. Nolan
Title:	President

OKLAHOMA ACQUISITION CORP.

By:	/s/ Philip O. Nolan
Name:	Philip O. Nolan
Title:	President

TECHRIZON, LLC

By:	Oklahoma Acquisition Corp., as sole member

By:	/s/ Philip O. Nolan
Name:	Philip O. Nolan
Title:	President

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OBERON ASSOCIATES, INC., a Virginia
corporation

By:	/s/ Philip O. Nolan
Name:	Philip O. Nolan
Title:	President

ADMINISTRATIVE AGENT:

SUNTRUST BANK, as Administrative Agent,
as Issuing Bank and as Swingline Lender

By:	/s/ Peter J. Mandanis
Name:	Peter J. Mandanis
Title:	Senior Vice President

LENDERS:

SUNTRUST BANK, as Lender

By:	/s/ Peter J. Mandanis
Name:	Peter J. Mandanis
Title:	Senior Vice President

WACHOVIA BANK, N.A., as Lender

By:	/s/ John G. Taylor
Name:	John G. Taylor
Title:	Director

M&T BANK, as Lender

By:	/s/ Kevin J. McCormack
Name:	Kevin J. McCormack
Title:	Vice President

BRANCH BANKING & TRUST COMPANY, as
Lender

By:	/s/ James E. Davis
Name:	James E. Davis
Title:	Senior Vice President

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TD BANK, N.A., as Lender

By:	/s/ Louise Wager
Name:	Louise Wager
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as
Lender

By:
Name:
Title:

CITIBANK, N.A., as Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Lender

By:
Name:
Title:

CITIZENS BANK OF PENNSYLVANIA,
as Lender

By:	/s/ Tracey VanRiper
Name:	Tracey VanRiper
Title:	Vice President

STIFEL BANK & TRUST, as Lender

By:	/s/ John H. Phillips
Name:	John H. Phillips
Title:	Senior Vice President